ALLIANCE
                             -----------------------
                                VARIABLE PRODUCTS
                             -----------------------
                                   SERIES FUND
                             -----------------------
                                  GLOBAL DOLLAR
                             -----------------------
                              GOVERNMENT PORTFOLIO
                             -----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                           Investment Products Offered
                           ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                           ---------------------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests primarily in sovereign debt obligations of developing countries and in U.S. and non-U.S. corporate fixed income securities. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative with regards to the issuer's capacity to pay interest and repay principal.

--------------------------------------------------------------------------------

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                    Total Returns
                                                                       Since
                                         1 Year        5 Years       Inception*
                                       ==========    ===========    ==========
    Alliance
    Global Dollar
    Government
    Portfolio                            16.14%         7.42%          10.88%

    J.P. Morgan
    Emerging Markets
    Bond Index Plus                      14.24%         7.18%          12.53%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 5/2/94.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Dollar Government Portfolio.

--------------------------------------------------------------------------------

For the 12-month period ended December 31, 2002, the Portfolio outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), returning 16.14% versus 14.24% for the benchmark. The Portfolio's position in Russia was the primary contributor to outperformance. Providing mixed results to the Portfolio's performance were its positions in Mexico, Brazil and Ecuador.

In 2002, strong consumer spending, corporate investments, credit rating upgrades and growing financial reserves have reinforced stability and growth in Russia's economy, resulting in positive returns. In addition, rising oil prices and export tariffs assured good fiscal results in late 2002. Booming retail sales as a result of strong growth in incomes also contributed to the health of Russia's economy. Fiscal surplus is being used to build up financial reserves intended for budgetary expenditure to cushion periods of low energy prices. Most importantly, the latest Standard & Poor's credit rating upgrade from BB- to BB occurred on December 5, highlighting the Russian government's commitment to prudent fiscal policies and improved continuation of economic management.

Contrarily, Brazil felt the effects of a troublesome debt dynamic and political uncertainty over the elections in October. Election concerns were that a victory for the left would lead to a sharp move toward populist policies and away from fiscal discipline. In addition, there were fears that structural constraints would dampen the competitiveness of the Brazilian economy. We actively traded Brazil during the year, and we currently have an optimistic outlook.

In Ecuador, we had expected President Noboa's administration to secure a deal with the International Monetary Fund (IMF). However, the administration's failure to complete this task resulted in a significant sell-off during the summer. Presidential elections in mid-November resulted in the victory of Lucio Gutierrez by a wide margin. While Gutierrez's term is not scheduled to begin until January 15, 2003, decisions made by outgoing President Noboa and his administration have hindered the continuation of the upcoming talks with the IMF. Given that the Noboa administration has been unwilling to take measures to comply with terms set forth by the IMF, they are impeding further IMF negotiations by adopting measures and policies that are contrary to the goals of the IMF.

MARKET REVIEW

The global economic recovery stalled in the second half of 2002, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending, and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace, prior to rebounding in the third quarter to 4%. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two-thirds of gross domestic product (GDP), continued to be the primary catalyst for growth spurred by low interest rates.

Emerging markets, as measured by the JPM EMBI+, posted a positive return of 14.24% for the 12-month period under review. Russia was the best performing non-Latin country for the year, returning 35.86%. Strong fiscal performance, healthy account surplus, credit ratings upgrades, improved domestic demand and overall economic reforms had bode well for Russian debt.

Within the Latin region, significant disparity existed between individual countries based on domestic economic and political concerns as well as external global influences. Mexico (16.38%), Venezuela (18.74%), Colombia (12.83%) and Panama (11.74%) posted positive returns, while Argentina (-5.57%), Ecuador (-4.66%) and Brazil (-3.35%) posted negative returns.

In Venezuela, the current strike that started in early December by the opposition against President Chavez seems to be a definitive battle between the two parties, with implications for oil as well as bond prices. While President Chavez claimed that the strike is a ploy by the opposition to trigger a military coup, the opposition maintained that their goal is for Chavez's resignation and new elections. The negative economic impact is the increasing disruption of oil production and exports, affecting fiscal revenue for the first quarter of 2003.

Both Argentina and Brazil suffered from economic and political uncertainties during the year, which significantly dampened returns. Consequently, prospects for both have recently improved as Argentina has pulled out of its recession faster than anticipated, and Brazil's election uncertainties have abated as the incoming government has committed to maintaining disciplined economic policies.

OUTLOOK

Over the near-term, emerging markets are likely to experience continued volatility, given global political tensions. However, our view of the emerging markets for 2003 is positive given the recent strength of the emerging market class in the fourth quarter of 2002, and our belief that the cyclical economic downturn in the U.S. has bottomed. Events in Brazil, especially the direction of policy initiatives set forth by the newly elected President Luiz da Silva, should have a significant influence on market sentiment in coming months. We believe that President da Silva will appoint a more market friendly economic team that will be committed to the reduction of dollar-linked debt, which will make Brazil less vulnerable to external shocks. We expect the inflationary momentum of fourth quarter 2002 to slow sharply, allowing the Central Bank to assess possible interest rate cuts in the second quarter of 2003. In addition, social security reforms will represent an important milestone. In the near-term, we will continue to maintain the Portfolio's overweighted position relative to the index.

The integration of the U.S. and Mexican economies suggest that an improvement in the U.S. economy would bode well for Mexico since it would increase demand for Mexican imports. While we remain optimistic about U.S. growth, the current economic and financial landscape remains mixed. Therefore, we will continue to evaluate the Portfolio's position in Mexico. Other upcoming variables for Mexico include the 2003 budget and prospects for approval of energy reform.

Ecuador and Venezuela face enormous challenges in 2003. Newly elected President Guttierrez must act to repair the country's fiscal deficit in order to secure IMF funding. Without external assurances, Ecuador is likely to default in 2003. In Venezuela, more pro-social objectives and resistance to policy discipline have led to an ongoing political and confidence crisis. A central strike that began in December has brought the economy to an almost standstill. We are concerned about the present situation and cannot currently predict the outcome.

In Russia, we will continue to maintain the Portfolio's overweight position. Signs of strong consumer and corporate spending suggest a very strong growth in incomes. We believe that retail sales will grow more than the 9.3% estimated by the State Statistical Agency for the fourth quarter of 2002, and they will continue to remain strong as public salaries and pensions are due to be raised by 20% in March. Unspent approved expenditures at year-

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

end 2002 will be added to the growing financial reserves. Finally, continuously high oil prices and strong foreign reserves will bode well for Russia as the economy continues to improve.

We appreciate your investment in Alliance Global Dollar Government Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President and Portfolio Manager

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE  GLOBAL DOLLAR GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
5/31/94*-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Global Dollar Government Portfolio:            $24,478
J.P. Morgan Emerging Markets Bond Index Plus:           $22,886


                 Alliance Global Dollar          J.P. Morgan Emerging Markets
                  Government Portfolio                  Bond Index Plus
5/31/94*                   10000                           10000
12/31/94                    9840                           8107
12/31/95                   12101                           10277
12/31/96                   15114                           14317
12/31/97                   17114                           16181
12/31/98                   13400                           13859
12/31/99                   16895                           17459
12/31/00                   19271                           20193
12/31/01                   21076                           20033
12/31/02                   24478                           22886


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/94* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Dollar Government Portfolio.

--------------------------------------------------------------------------------

*     Since closest month-end after Portfolio's inception date of 5/2/94.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT
    OBLIGATIONS-78.5%
COLLATERALIZED
    BRADY BONDS-1.0%
PERU-0.2%
Republic of Peru
    4.00%, 3/07/17..........................         $    50       $     35,625
                                                                   ------------
VENEZUELA-0.8%
Republic of Venezuela
    2.875%, 12/18/07........................             238            179,762
                                                                   ------------
Total Collateralized
    Brady Bonds
    (cost $229,767).........................                            215,387
                                                                   ------------
NON-COLLATERALIZED
    BRADY BONDS-4.2%
BRAZIL-4.2%
Republic of Brazil
    2.625%, 4/15/12.........................             100             54,500
    8.00%, 4/15/14..........................           1,355            890,925
                                                                   ------------
                                                                        945,425
                                                                   ------------
Total Non-Collateralized
    Brady Bonds
    (cost $818,444).........................                            945,425
                                                                   ------------
SOVEREIGN DEBT
    SECURITIES-73.3%
BELIZE-0.3%
Belize Government
    9.50%, 8/15/12..........................              70             71,711
                                                                   ------------
BRAZIL-16.0%
Republic of Brazil
    8.875%, 4/15/24.........................              75             41,063
    11.00%, 1/11/12.........................             100             66,400
    11.00%, 8/17/40 (c).....................           3,555          2,218,320
    12.00%, 4/15/10.........................             500            362,500
    12.75%, 1/15/20.........................             200            140,000
    14.50%, 10/15/09........................             925            765,437
                                                                   ------------
                                                                      3,593,720
                                                                   ------------
BULGARIA-1.7%
Republic of Bulgaria
    8.25%, 1/15/15(a).......................             351            383,468
                                                                   ------------
COLOMBIA-4.4%
Republic of Colombia
    9.75%, 4/23/09..........................             100            104,500
    10.00%, 1/23/12.........................             125            126,875
    10.50%, 7/09/10.........................              25             26,250
    11.75%, 2/25/20.........................             675            721,575
                                                                   ------------
                                                                        979,200
                                                                   ------------
DOMINICAN
    REPUBLIC-0.4%
Republic of Dominican
    Republic
    9.50%, 9/27/06(a).......................              75             80,288
                                                                   ------------
ECUADOR-0.6%
Republic of Ecuador
    6.00%, 8/15/03(a).......................             325            134,875
                                                                   ------------
EL SALVADOR-0.9%
Republic of El Salvador
    7.75%, 1/24/23(a).......................             100             99,500
    8.50%, 7/25/11(a).......................             100            107,300
                                                                   ------------
                                                                        206,800
                                                                   ------------
MEXICO-11.8%
United Mexican States,
    Warrants, expiring 6/01/03..............             461              1,498
United Mexican States-
    Global Bonds
    8.125%, 12/30/19........................             200            211,000
    10.375%, 2/17/09........................             380            468,350
    11.375%, 9/15/16........................           1,475          1,976,500
                                                                   ------------
                                                                      2,657,348
                                                                   ------------
PANAMA-3.1%
Republic of Panama
    9.375%, 7/23/12.........................             150            161,475
    9.375%, 4/01/29.........................             100            107,250
    9.625%, 2/08/11.........................             125            136,437
    10.75%, 5/15/20.........................             250            279,375
                                                                   ------------
                                                                        684,537
                                                                   ------------
PERU-3.5%
Republic of Peru
    9.125%, 1/15/08.........................             100            101,500
               9.125%, 2/21/12..............             700            688,625
                                                                   ------------
                                                                        790,125
                                                                   ------------
PHILIPPINES-3.4%
Republic of Philippines
    9.00%, 2/15/13..........................             425            421,175
    9.875%, 1/15/19.........................              75             74,437
    10.625%, 3/16/25........................             250            258,125
                                                                   ------------
                                                                        753,737
                                                                   ------------
RUSSIA-16.8%
Russia Ministry of Finance
    3.00%, 5/14/06..........................             220            193,600
    3.00%, 5/14/08..........................             100             79,000
Russian Federation
    5.00%, 3/31/30(a).......................           4,400          3,503,500
                                                                   ------------
                                                                      3,776,100
                                                                   ------------
SOUTH AFRICA-1.0%
Republic of South Africa
    7.375%, 4/25/12.........................             200            217,000
                                                                   ------------
TURKEY-4.3%
Republic of Turkey
    11.50%, 1/23/12.........................             275            283,250
    11.875%, 1/15/30........................             600            628,500
    12.375%, 6/15/09........................              50             54,125
                                                                   ------------
                                                                        965,875
                                                                   ------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
--------------------------------------------------------------------------------
                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
UKRAINE-2.9%
Government of Ukraine
    11.00%, 3/15/07(a)......................         $   626       $    647,328
                                                                   ------------
URUGUAY-0.2%
Republic of Uruguay
    7.875%, 7/15/27.........................             100             49,000
                                                                   ------------
VENEZUELA-2.0%
Republic of Venezuela
    9.25%, 9/15/27..........................             655            446,382
                                                                   ------------
Total Sovereign Debt Securities
    (cost $14,387,940)......................                         16,437,494
                                                                   ------------
Total Sovereign Debt
    Obligations
    (cost $15,436,151)......................                         17,598,306
                                                                   ------------
CORPORATE DEBT
    OBLIGATIONS-11.8%
BANKING-2.3%
Banco Nac De Desen Econo
    6.50%, 6/15/06(a).......................             250            202,200
Banque Centrale de Tunisie
    7.375%, 4/25/12.........................              75             77,625
Chohung Bank
    11.875%, 4/01/10(a).....................             100            115,616
Hanvit Bank
    12.75%, 3/01/10(a)......................              70             81,987
Unibanco Uniao de Bancos
9.375%, 4/30/07(a)..........................              50             33,485
                                                                   ------------
                                                                        510,913
                                                                   ------------
COMMUNICATIONS-1.2%
Mobile Telesystems Finance SA
    10.95%, 12/21/04(a).....................             155            163,137
Philippine Long Distance
    Telephone Co.
    11.375%, 5/15/12(a).....................             125            113,937
                                                                   ------------
                                                                        277,074
                                                                   ------------
ENERGY-0.2%
Monterrey Power SA
    9.625%, 11/15/09(a).....................              45             51,094
                                                                   ------------

                                                    Principal
                                                     Amount
                                                    (000) or
                                                    Contracts(b)   U.S. $ Value
-------------------------------------------------------------------------------
PETROLEUM
    PRODUCTS-7.3%
A.O. Siberian Oil Co.
    11.50%, 2/13/07.........................         $   150       $    156,704
Pemex Project Funding
    Master Trust
    8.00%, 11/15/11(a)......................             250            269,375
Petrobras International
    Finance Co.
    9.875%, 5/09/08(a)......................             200            183,500
Petroleos Mexicanos
    9.25%, 3/30/18(a).......................             400            444,520
Petronas Capital Ltd.
    7.875%, 5/22/22(a)......................             375            404,144
Tyumen Oil
    11.00%, 11/06/07(a).....................             175            180,906
                                                                   ------------
                                                                      1,639,149
                                                                   ------------
PUBLIC UTILITIES -
    TELEPHONE-0.5%
PTC International Finance II SA
    11.25%, 12/01/09........................             100            106,500
                                                                   ------------
YANKEE BONDS-0.3%
Petroliam Nasional Berhad
    7.625%, 10/15/26(a).....................              50             51,921
Transportacion Maritima
    Mexicana SP
    9.50%, 5/15/03..........................              12              9,150
                                                                   ------------
                                                                         61,071
                                                                   ------------
Total Corporate Debt
    Obligations
    (cost $2,512,051).......................                          2,645,801
                                                                   ------------
SHORT-TERM
    INVESTMENT-3.5%
TIME DEPOSIT-3.5%
State Street Bank & Trust Co.
    0.75%, 1/02/03
    (cost $790,000).........................             790            790,000
                                                                   ------------
Call Options
    Purchased-0.0%
Russia Government
    expiring 3/20/03 @$79.4375
    (cost $6,650)...........................             350              4,900
                                                                   ------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Contracts (b)   U.S. $ Value
-------------------------------------------------------------------------------
TOTAL
    INVESTMENTS-93.8%
    (cost $18,744,852)......................                       $ 21,039,007
                                                                   ------------
CALL OPTIONS
    WRITTEN-0.0%
Republic of Brazil
    expiring 3/20/03 @$68.25
    (premiums received
    $6,650).................................             350             (4,200)
                                                                   ------------
TOTAL INVESTMENTS,
    NET OF OUTSTANDING
    CALL OPTIONS
    WRITTEN
    (cost $18,738,202)......................                         21,034,807
Other assets less
    liabilities-6.2%........................                          1,388,664
                                                                   ------------
NET ASSETS-100%.............................                       $ 22,423,471
                                                                   ============

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2002 the aggregate market value of these securities amounted to $7,252,081 or 32.3% of net assets.

(b)   One contract relates to 1,000 shares.

(c) Security on which the option is written (the principal amount subject to call has an aggregate market value of $220,150).

      See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
    Investments in securities, at value (cost $18,744,852) ....    $ 21,039,007
    Cash ......................................................         186,020
    Receivable for investment securities sold .................       1,243,363
    Dividends and interest receivable .........................         591,591
    Receivable for capital stock sold .........................          60,283
                                                                   ------------
    Total assets ..............................................      23,120,264
                                                                   ------------
LIABILITIES
    Outstanding call options written, at value
        (premiums received $6,650) ............................           4,200
    Payable for investment securities purchased ...............         604,127
    Payable for capital stock redeemed ........................          57,316
    Advisory fee payable ......................................          13,929
    Distribution fee payable ..................................              39
    Accrued expenses ..........................................          17,182
                                                                   ------------
    Total liabilities .........................................         696,793
                                                                   ------------
NET ASSETS ....................................................    $ 22,423,471
                                                                   ============
COMPOSITION OF NET ASSETS
    Capital stock, at par .....................................    $      1,963
    Additional paid-in capital ................................      23,633,078
    Undistributed net investment income .......................       1,426,247
    Accumulated net realized loss on investment transactions ..      (4,934,422)
    Net unrealized appreciation of investments ................       2,296,605
                                                                   ------------
                                                                   $ 22,423,471
                                                                   ============
Class A Shares
    Net assets ................................................    $ 22,197,591
                                                                   ============
    Shares of capital stock outstanding .......................       1,942,816
                                                                   ============
    Net asset value per share .................................    $      11.43
                                                                   ============
Class B Shares
    Net assets ................................................    $    225,880
                                                                   ============
    Shares of capital stock outstanding .......................          19,775
                                                                   ============
    Net asset value per share .................................    $      11.42
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
    Interest ....................................................   $ 1,656,751
                                                                    -----------
EXPENSES
    Advisory fee ................................................       121,456
    Distribution fee--Class B ...................................            54
    Custodian ...................................................        90,303
    Administrative ..............................................        69,000
    Audit and legal .............................................        28,961
    Printing ....................................................         8,429
    Directors' fees and expenses ................................         1,127
    Transfer agency .............................................           947
    Miscellaneous ...............................................         2,977
                                                                    -----------
    Total expenses ..............................................       323,254
    Less: expenses waived and reimbursed (see Note B) ...........       (95,858)
                                                                    -----------
    Net expenses ................................................       227,396
    Net investment income .......................................     1,429,355
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) on:
        Investment transactions .................................         9,544
        Written options transactions ............................       (35,455)
    Net change in unrealized appreciation/depreciation of:
        Investment transactions .................................     1,198,800
        Written options .........................................         2,450
                                                                    -----------
    Net gain on investment transactions .........................     1,175,339
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 2,604,694
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                Year Ended        Year Ended
                                                                               December 31,      December 31,
                                                                                   2002              2001
                                                                              ==============    ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income ................................................     $  1,429,355      $  1,133,260
    Net realized loss on investment transactions .........................          (25,911)       (1,139,909)
    Net change in unrealized appreciation/depreciation of investments ....        1,201,250           964,480
                                                                               ------------      ------------
    Net increase in net assets from operations ...........................        2,604,694           957,831
DIVIDENDS TO SHAREHOLDERS FROM
    Net investment income
        Class A ..........................................................       (1,130,687)       (1,095,933)
CAPITAL STOCK TRANSACTIONS
    Net increase .........................................................        9,700,933         1,963,274
                                                                               ------------      ------------
    Total increase .......................................................       11,174,940         1,825,172
NET ASSETS
    Beginning of period ..................................................       11,248,531         9,423,359
                                                                               ------------      ------------
    End of period (including undistributed net investment income of
        $1,426,247 and $1,129,524, respectively) .........................     $ 22,423,471      $ 11,248,531
                                                                               ============      ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Global Dollar Government Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $26,858.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

                                          Alliance Variable Products Series Fund
================================================================================

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations .................................      $ 29,502,481
U.S. government and agencies ................................                -0-
Sales:
Stocks and debt obligations .................................      $ 20,374,917
U.S. government and agencies ................................                -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $19,148,111. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ...............................       $ 2,410,666
Gross unrealized depreciation ...............................          (519,770)
                                                                    -----------
Net unrealized appreciation .................................       $ 1,890,896
                                                                    ===========

Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2002 were as follows:

                                                         Number       Premiums
                                                      of Contracts    Received
                                                      ============  ============

Options outstanding at beginning of period .........           -0-   $       -0-
Options written ....................................    1,617,356        27,170
Options terminated in closing purchase transactions      (150,000)         (945)
Options expired ....................................   (1,117,356)      (19,575)
                                                       ----------    ----------
Options outstanding at December 31, 2002 ...........      350,000    $    6,650
                                                       ----------    ----------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                                 2002           2001
                                                             ===========    ===========
Distributions paid from:
Ordinary income ..........................................   $ 1,130,687    $ 1,095,933
                                                             -----------    -----------
Total taxable distributions ..............................     1,130,687      1,095,933
                                                             -----------    -----------
Total distributions paid .................................   $ 1,130,687    $ 1,095,933
                                                             ===========    ===========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................................    $ 1,426,247

Accumulated capital and other losses ...................................     (4,531,163)(a)
Unrealized appreciation/(depreciation) .................................      1,893,346(b)
                                                                            -----------
Total accumulated earnings/(deficit) ...................................    $(1,211,570)
                                                                            ===========

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $4,531,163 of which $1,609,599 will expire in the year 2006, $2,129,840 will expire in the year 2007, $680,833 will expire in the year 2009 and $110,891 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes designated Class A and Class B. Each class consist of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       -----------------------------     -----------------------------
                                                   Shares                           Amount
                                       -----------------------------     -----------------------------
                                        Year Ended       Year Ended       Year Ended       Year Ended
                                       December 31,     December 31,     December 31,     December 31,
                                           2002             2001             2002             2001
                                       ============     ============     ============     ============
Class A
Shares sold ........................      1,299,609          366,081     $ 13,815,463     $  3,848,295
Shares issued in reinvestment of
    dividends ......................        107,582          103,390        1,130,687        1,095,933
Shares redeemed ....................       (522,799)        (286,535)      (5,460,835)      (2,980,954)
                                       ------------     ------------     ------------     ------------
Net increase .......................        884,392          182,936     $  9,485,315     $  1,963,274
                                       ============     ============     ============     ============

                                      July 22, 2002*                   July 22, 2002*
                                      to December 31,                  to December 31,
                                           2002                             2002
                                      ===============                  ================
Class B
Shares sold ........................         22,168                      $    241,931
Shares redeemed ....................         (2,393)                          (26,313)
                                       ------------                      ------------
Net increase .......................         19,775                      $    215,618
                                       ============                      ============

--------------------------------------------------------------------------------

*     Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               ------------------------------------------------------------
                                                                                        Class A
                                                               ------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                               ============================================================
                                                                 2002        2001(a)       2000         1999         1998
                                                               ========     ========     ========     ========     ========
Net asset value, beginning of period .......................   $  10.63     $  10.76     $  10.79     $  10.18     $  14.65
                                                               --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) ...............................        .94         1.11         1.27         1.21         1.20
Net realized and unrealized gain (loss) on investment
    transactions ...........................................        .70         (.10)         .14         1.08        (4.03)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from
    operations .............................................       1.64         1.01         1.41         2.29        (2.83)
                                                               --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .......................       (.84)       (1.14)       (1.44)       (1.68)        (.95)
Distributions from net realized gain on investment
    transactions ...........................................         -0-          -0-          -0-          -0-        (.69)
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ..........................       (.84)       (1.14)       (1.44)       (1.68)       (1.64)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period .............................   $  11.43     $  10.63     $  10.76     $  10.79     $  10.18
                                                               ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) .......      16.14%        9.37%       14.06%       26.08%      (21.71)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................   $ 22,198     $ 11,249     $  9,423     $ 10,139     $ 10,380
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements ............       1.40%         .95%         .95%         .95%         .95%
    Expenses, before waivers and reimbursements ............       2.00%        2.37%        2.42%        2.29%        1.75%
    Net investment income (b) ..............................       8.83%       10.63%       11.71%       12.42%        9.49%
Portfolio turnover rate ....................................        142%         176%         148%         117%         166%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout the Period

                                                                           ------------
                                                                              Class B
                                                                           ------------
                                                                             July 22,
                                                                            2002(e) to
                                                                           December 31,
                                                                               2002
                                                                           ============
Net asset value, beginning of period .....................................    $ 10.20
                                                                              -------
Income From Investment Operations
Net investment income (c) ................................................        .35
Net realized and unrealized gain on investment and options transactions ..        .87
                                                                              -------
Net increase in net asset value from operations ..........................       1.22
                                                                              -------
Net asset value, end of period ...........................................    $ 11.42
                                                                              =======
Total Return
Total investment return based on net asset value (d) .....................      11.96%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................................    $   226
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements (f) ......................       1.63%
    Expenses, before waivers and reimbursements (f) ......................       1.99%
    Net investment income (f) ............................................       9.12%
Portfolio turnover rate ..................................................        142%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A was to decrease net investment income by less than .01 per share, decrease net realized and unrealized loss on investments by less than .01 per share and decrease the ratio of net investment income to average net assets from 10.65% to 10.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Global Dollar Government Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Global Dollar Government Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Dollar Government Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                                PORTFOLIOS
                                                                                                  IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                     PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                          OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57                        President, Chief Operating Officer and                  114                None
1345 Avenue of the Americas                 a Director of Alliance Capital Management
New York, NY 10105                          Corporation ("ACMC"), with which he has
(13)                                        been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                          Formerly an Executive Vice President and                93                 None
P.O. Box 4623                               Chief Insurance Officer of The Equitable
Stamford, CT 06903                          Life Assurance Society of the United States;
(11)                                        Chairman and Chief Executive Officer of
                                            Evlico; formerly a Director of Avon, BP
                                            Amoco Corporation (oil and gas), Ecolab
                                            Incorporated (specialty chemicals), Tandem
                                            Financial Group, and Donaldson Lufkin &
                                            Jenrette Securities Corporation.

David H. Dievler, #+, 73                    Independent consultant. Until December                  98                 None
P.O. Box 167                                1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762                       responsible  for mutual fund administration.
(13)                                        Prior to joining ACMC in 1984 he was
                                            Chief Financial Officer of Eberstadt Asset
                                            Management since 1968.  Prior to that he was
                                            a Senior Manager at Price Waterhouse & Co.
                                            Member of American Institute of Certified
                                            Public Accountants since 1953.

John H. Dobkin, #+, 60                      Consultant. He was formerly a Senior Advisor            94                 None
P.O. Box 12                                 from June 1999 - June 2000 and President
Annandale, NY 12504                         of Historic Hudson Valley (December 1989 -
(11)                                        May 1999). Previously, Director of the National
                                            Academy of Design and during 1988-92, he
                                            was Director and Chairman of the Audit
                                            Committee of ACMC.

William H. Foulk, Jr., #+, 70               Investment adviser and an independent                   110                None
Suite 100                                   consultant. He was formerly Senior
2 Soundview Drive                           Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                         registered investment adviser, with which
(13)                                        he had been associated since prior to 1998.
                                            He was formerly Deputy Comptroller of
                                            the State of New York and, prior thereto,
                                            Chief Investment Officer of the New York
                                            Bank for Savings.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

                                                                                                PORTFOLIOS
                                                                                                  IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                     PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                          OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63                  Senior Counsel of the law firm of Cahill                93           Placer Dome Inc.
15 St. Bernard's Road                       Gordon & Reindel since February 2001
Gladstone, NJ 07934                         and a partner of that firm for more than
(11)                                        twenty-five years prior thereto. He is
                                            President and Chief Executive Officer
                                            of Wenonah Development Company
                                            (investments) and a Director of Placer
                                            Dome Inc. (mining).

Donald J. Robinson, #+, 68                  Senior Counsel to the law firm of Orrick,               92                 None
98 Hell's Peak Road                         Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                            Formerly a senior partner and a member
(7)                                         of the Executive Committee of that firm.
                                            He was also a member and Chairman of
                                            the Municipal Securities Rulemaking
                                            Board and Trustee of the Museum of the
                                            City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME, ADDRESS*              POSITION(S) HELD                     PRINCIPAL OCCUPATION
       AND AGE                     WITH FUND                         DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------
John D. Carifa, 57            Chairman & President         See biography above.

Kathleen A. Corbet, 43        Senior Vice President        Executive Vice President of ACMC, with which she
                                                           has been associated since prior to 1998.

Paul J. DeNoon, 40            Vice President               Senior Vice President of ACMC with which he has
                                                           been associated since prior to 1998.

Edmund P. Bergan, Jr., 52     Secretary                    Senior Vice President and the General Counsel of
                                                           Alliance Fund Distributors, Inc. ("AFD") and
                                                           Alliance Global Investor Services Inc. ("AGIS"),
                                                           with which he has been associated since prior to
                                                           1998.

Mark D. Gersten, 52           Treasurer and Chief          Senior Vice President of AGIS and Vice President
                                                           of AFD, with which he has been Financial Officer
                                                           associated since prior to 1998.

Thomas R. Manley, 51          Controller                   Vice President of ACMC, with which he has been
                                                           associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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